





Art's Way
Since 1956

Art's Way Mfg. Co., Inc.
NASDAQ: ARTW

J. Ward McConnell, Jr., Chairman
Marc H. McConnell, Vice-Chairman

Sidoti Micro-Cap Conference 1/9/2012

Forward-Looking Statements

The statements in this Presentation are "forward-looking" and made pursuant to the safe harbor provisions as outlined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause Art's Way Manufacturing actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the loss of market share through competition or otherwise; the introduction of competing technologies by other companies; new governmental safety, health and environmental regulations which could require Art's Way Manufacturing to make significant capital expenditures.

The forward-looking statements included in this presentation are only made as of this date, and Art's Way Manufacturing undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, but are not limited to, factors described under the caption "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission

Who is Art's Way?



Art's-Way

- Armstrong, Iowa-based manufacturing company
- Employs 200 people
- Consists of 3 operating segments
  - Art's Way Mfg.: Agricultural Equipment (71% of 2010 Revenue)
  - Art's Way Scientific: Modular Research Facilities (23.5%)
  - Art's Way Vessels: Tanks and Pressure Vessels (5.5%)
- 2010 Revenue of $29 million , Pre-tax income of $1.6m

Who is Art's Way? (continued)



Net Income
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
2002
2003
2004
2005
2006
2007
2008
2009
2010

- Current management in place since 2002
- Recognition
  - 2008: #54 on Forbes 200 Best Small Companies
  - 2008: #57 on Fortune Small Business 100

History in Brief

- Founded in 1956 upon invention of Grinder-Mixer
- 1970's: Volume grew to 10,000 units/year
- Went public at inception of NASDAQ in 1971.
- 1980's: Diversified into other machinery as changing farming methods impacted Grinder-Mixer demand
- Struggled in late 1990's, culminating in near bankruptcy in 2002
- February 2002: Infusion of capital and assumption of Chairmanship by J. Ward McConnell, Jr.

History in Brief (continued)

- 2005: Strategic diversification outside of agriculture via acquisitions.
  - 2005: Asset purchase of failing vessel business resulted in Vessels subsidiary
  - 2006: Asset purchase of failing modular building business in resulted in the Scientific subsidiary
- 2007-08: Growth of agricultural offering via acquisition
  - 2007: Purchase of Miller Pro Hay & Forage Lines
  - 2008: Purchase of Roda Manure Spreader Line
  - 2008: Purchase of M&W Hay Baler Line

History in Brief (continued)

- 2009-10: Further Expansion
  - 2009: Development of Grain Auger Line
  - 2010: Purchase of 190,000 sq. ft. building in West Union, IA for additional capacity and accommodation of future growth.

AW Mfg: Agricultural Division

- 430,000 sq. ft. of mfg. space in 2 plants
- Brands: Art's Way, Miller Pro, Badger, Roda
- Nationwide network of 300 dealers
- Exports to UK, Australia, Ukraine, France, Brazil, etc.
- 18 product lines of equipment for:
  - Livestock Feeding
  - Sugar Beet Harvesting
  - Hay and Forage
  - Grain Handling
  - Soil Preparation
  - Land Management


Art's Way
Art's Way
MILLERPRO


Art's Way



ART'S-WAY

ART'S WAY SCIENTIFIC
BUILDINGS FOR SCIENCE



- Based in Monona, IA in new 50,000 sq. ft. facility constructed in 2007
- Product: Design-built research facilities of modular construction and other modular buildings
- Sales cycle typically 1-2 years
- Largely dependent on university endowments and federal funding
- Customers
  - Government Research Institutions (NIH, NCI)
  - University Research Departments
  - Non-University Research Institutions
  - Pharmaceutical Companies

ART'S WAY SCIENTIFIC
BUILDINGS FOR SCIENCE









- Based in Dubuque, IA in new 35,000 sq. ft. facility constructed in 2008
- ASME Certified
- Products: fabricated steel tanks and pressure vessels serving water and chemical containment and/or treatment.
- Customers
  - Water Treatment Equipment Companies
  - Chemical Companies
  - Industrial

ART'S WAY VESSELS



Consolidated 2011 Performance

- Thru Q3 (8/31): Revenue down 5%, Earnings down 6.8%
    - AW Mfg: Revenue up 13.6%
    - AW Scientific: Revenue down 54.2%,
    - AW Vessels: Revenue up 10%

- 4th Quarter: Anticipate consistent finish in all 3 segments

- Summary: the Agricultural Equip. segment carried the business as other segments suffered effects of economy

2012 Outlook and Opportunities…

AW Mfg 2012: Year of Organic Growth



Creighton Farm Equipment Sales Index
80
70
60
50
40
30
20
Expansion
Contraction
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12

- Farmers got rich in 2011 after a good 5-year run, 22 months of expansion
- Industry consensus: another robust year awaits, very bullish
- Backlog very strong

AW Scientific 2012: Excellent Forecast

- Recently announced $7 million contract for an elite university client to be completed by Q3 with additional contract pending.
- Funding cycle seems to be improving
- Interest for new projects is strong
- Growing interest in leases
- Investments made during downturn for future benefit

AW Vessels 2012: Return to Profitability

- Gains in revenue and income, backlog up 150%
- Growing inquiry from targeted clients
- Pursuing new markets
- Achieving vast gains in efficiency, productivity, and cost control

2012 Consolidated

- Significant top-line growth
- Backlog up 47% to $21.8m
- Gain in earnings due to contribution from all 3 segments

Stock Data (ARTW)

- 4.02 million shares outstanding
- Price as of 1/6/12: $8.29/share
- 52-week range: $4.80-$15.95
- Market Cap: $33 million
- P/E: 34.17

Why Invest in Art's Way?

- Company is Growing
- Company is Profitable
- Company is Undervalued
- Company Services Attractive and Growing Market Segments
- Very Few Other Small-Cap Opportunities in Ag Sector
- Very Few Firms Design and Build Custom-Designed Labs for Nationwide Installation
- Company is Small and Underfollowed
  - Rated BUY by Sidoti
  - Rated BUY by Ford Equity